UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 4, 2005


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      1-4422                 51-0068479
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
       of incorporation)                                    Identification No.)


                2170 Piedmont Road, N.E., Atlanta, Georgia 30324
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (404) 888-2000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.  Other Events.

The information provided pursuant to this Item 8.01 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of Rollins, Inc (the "Company") that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

On October 4, 2005, Rollins, Inc. (NYSE: ROL) a premier North American consumer and commercial services company, today announced that it has completed its acquisition of The Industrial Fumigant Company, (IFC).

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company's future performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. See the risk factors contained under the caption "Caution Regarding Forward-Looking Statements" in the Press Release for a discussion of certain risks and uncertainties that may impact such forward-looking statements. For further information on other risk factors, please refer to the "Risk Factors" contained in the Company's Form 10-K filed March 11, 2005 with the Securities and Exchange Commission. The Company disclaims any obligation or duty to update or modify these forward-looking statements.


Item 9.01.  Financial Statements and Exhibits

Exhibit No.                Description
     99.1                  Press Release Dated October 4, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  October 5, 2005           By:  /s/Harry J. Cynkus
                                      ------------------------------------------
                               Name:  Harry J. Cynkus
                              Title:  Chief Financial Officer and Treasurer